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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

  February 6, 2006
---------------------
(Date of earliest event reported)

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

          0-26467                                             54-1873112
------------------------------                                ----------
(Commission File Number)                                     (IRS Employer
                                                          Identification Number)

10700 Parkridge Boulevard, Suite P50 Reston, Virginia              20191
-----------------------------------------------------              -----
(Address of Principal Executive Offices)                         (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
             ----------------------------------------------

      On February 6, 2006, the registrant's subsidiary, Greater Atlantic Bank, and Greater Atlantic Mortgage Corporation, a subsidiary of Greater Atlantic Bank, terminated the Management Agreement with Stamm Mortgage Management, Inc., which had been entered into on December 31, 2004 and effective October 1, 2004 (the "Management Agreement"). Greater Atlantic Mortgage Corporation originated mortgage loans on a nationwide basis for sale in the secondary market and participated in niche mortgage products, such as Federal Housing Administration ("FHA") streamline refinancings.

      Pursuant to the Management Agreement, the manager had agreed to absorb 100% of any operating loss of Greater Atlantic Mortgage Corporation in exchange for 80% of its net earnings and established $1.7 million in an escrow account to absorb any losses. The escrow account was depleted at June 30, 2005, and the manager contributed an additional $108,000 to cover losses. During the three months ended September 30, 2005, the losses at Greater Atlantic Mortgage Corporation continued and reached approximately $993,000, pre-tax. Because the escrow account was depleted and the manager had not posted sufficient collateral to securitize the amounts the manager owed to Greater Atlantic Mortgage Corporation, the pre-tax earnings of Greater Atlantic Financial Corp. were reduced by the $993,000 loss.

      Working under extensions to the Management Agreement, Greater Atlantic Mortgage Corporation attempted to obtain an amendment to the agreement and to obtain additional collateral from the manager. Based on those negotiations, and the need for Greater Atlantic Bank to obtain regulatory approval for any amendment, which Greater Atlantic Bank was not able to obtain, Greater Atlantic Mortgage Corporation made demand for the $993,000 payment for losses incurred through September 30, 2005 in accordance with the Management Agreement. The manager did not comply with that demand and Greater Atlantic Mortgage Corporation terminated the Management Agreement.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GREATER ATLANTIC FINANCIAL CORP.


Date:  February 10, 2006             By: /s/ Carroll E. Amos
       -----------------                 ---------------------------------------
                                         Carroll E. Amos, President and Chief
                                          Executive Officer


Date:  February 10, 2006             By: /s/ David E. Ritter
       -----------------                 ---------------------------------------
                                         David E. Ritter, Senior Vice President
                                          and Chief Financial Officer






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